UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023 (May 3, 2023)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On May 3, 2023, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Vivos Therapeutics, Inc. (the “Company”) dismissed Plante & Moran, PLLC (“P&M”), the Company’s independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2022 and 2021, P&M’s audit reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that P&M’s report for the year ended December 31, 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2022 and 2021 and the subsequent period through the date of this Current Report on Form 8-K, (i) there were no disagreements between the Company and P&M on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to P&M’s satisfaction, would have caused P&M to make reference in connection with P&M’s report to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K for the years ended December 31, 2022 and 2021.

The Company provided P&M with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that P&M furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from P&M, dated May 9, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 3, 2023, the Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted Moss Adams with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 8.01 Other Information

On May 9, 2023, the Company issued a press release to announce a broad set of initiatives aimed at improving operational efficiencies, reducing expenses, and positioning the Company to take advantage of current growth opportunities. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Plante & Moran, PLLC
99.1	Press Release dated May 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: May 9, 2023	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	Chief Financial Officer